UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 23, 2020

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2022	PPG 22	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

PPG Industries, Inc. (the “Company”) previously sent a notice to participants in the Company’s Employee Savings Plan (the “Savings Plan”) informing them that the Savings Plan would be changing its recordkeeper. The notice stated that while this conversion is being made, participants in the Savings Plan will not be able access their accounts to direct or diversify their investments, obtain a loan from the Savings Plan or obtain a distribution from the Savings Plan. The notice also stated that participants would not be able to make investment changes in the Savings Plan starting on December 31, 2020 and ending the week of January 10, 2021. This period is referred to as the “Blackout Period.”
On November 23, 2020, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s rules promulgated thereunder, the Company sent a blackout trading restriction notice (the “BTR Notice”) to its executive officers and directors informing them that, because the restrictions during the Blackout Period include restrictions on investment changes involving the Company’s common stock held in the Savings Plan, they would be prohibited during the Blackout Period from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) acquired in connection with their employment as an executive officer or service as a director.
A copy of the BTR Notice is attached hereto as Exhibit 99 and is incorporated herein by reference.
A participant in the Savings Plan, a security holder or another interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting the Office of the General Counsel, PPG Industries, Inc., One PPG Place, Pittsburgh, Pennsylvania 15272, at (412) 434-3131, before and during the Blackout Period and for a period of two years thereafter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99	Notice to Executive Officers and Directors of PPG Industries, Inc. regarding the Savings Plan Blackout Period and Trading Restrictions.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: November 24, 2020	By:	/s/ Michael H. McGarry
Michael H. McGarry
Chairman and Chief Executive Officer